SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  June 15, 2000

(Date of earliest event reported)

Commission File No.:   333-77215-01

Morgan Stanley Dean Witter Capital I Inc
Commercial Mortgage Pass-Through Certificates
Series 2000-LIFE1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

36-4365193
36-4365195
36-4365196
36-4365198
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)

(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On June 15, 2000 a distribution was made to holders of Morgan Stanley Dean Witter Capital I Inc Commercial Mortgage Pass-Through Certificates Series 2000-LIFE1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 2000-LIFE1, relating to the
               June 15, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Morgan Stanley Dean Witter Capital I Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2000-LIFE1


              By:   Norwest Bank Minnesota, N.A., as Paying Agent
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: June  21, 2000

                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly  report  distributed  to holders of
               Commercial Mortgage  Pass-Through  Certificates Series
               2000-LIFE1, relating to the June 15, 2000 distribution.